                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 19, 2001



                              EVENFLO COMPANY, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    333-64893                  31-1360477
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)




                   707 Crossroads Court, Vandalia, Ohio 45377
               (Address of principal executive offices, Zip Code)

                                 (937) 415-3300
              (Registrant's telephone number, including area code)

                  EVENFLO COMPANY, INC. AND SUBSIDIARIES


Item 5   Other Events

         Evenflo Company, Inc.'s News Release for the quarter ended September 30, 2001.

Item 7    Financial Statements and Exhibits

         (c) The following is filed as an Exhibit to this Report

                Exhibit No.         Description of Exhibit
                   99.2             Evenflo Company, Inc. News Release for the
                                    quarter ended September 30, 2001.


                                       1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EVENFLO COMPANY, INC. AND SUBSIDIARIES
                                     (Registrant)



Date: NOVEMBER 19, 2001              /s/ WAYNE W. ROBINSON
                                     ----------------------------------------
                                     Wayne W. Robinson
                                     Chief Executive Officer



Date: NOVEMBER 19, 2001              /s/ DARYLE A. LOVETT
                                     ----------------------------------------
                                     Daryle A. Lovett
                                     Senior Executive Vice President Finance
                                     and Chief Financial Officer





                                       2.